Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 on Form 10-Q/A to the Quarterly Report of Nanometrics Incorporated (the "Company") on Form 10-Q for the period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"),I, John D. Heaton, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.



Date:  October 13, 2005                    By:  /s/ John D. Heaton
                                              -------------------------------
                                           Name: John D. Heaton
                                           Title: Chief Executive Officer


In connection with Amendment No. 1 on Form 10-Q/A to the Quarterly Report of Nanometrics Incorporated (the "Company") on Form 10-Q for the period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (as amended, the Report). I, Douglas J. McCutcheon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.



Date:  October 13, 2005                    By:  /s/ Douglas J. McCutcheon
                                              -------------------------------
                                           Name: Douglas J. McCutcheon
                                           Title: Chief Financial Officer